EXHIBIT 10.1


                         REGISTRATION RIGHTS AGREEMENT




     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 17, 2003, by QuadraMed Corporation, a Delaware corporation (the "Company"), the investors whose signatures appear on the execution pages of this Agreement (collectively, the "Investors"), and Philadelphia Brokerage Corporation ("PBC") a Pennsylvania corporation.
     A. On the date hereof, pursuant to a Securities Purchase Agreement (the "Purchase Agreement"), by and among the Company and the Investors: (i) the Investors have acquired units consisting in the aggregate of $71,000,000 in principal amount of the Company's Senior Secured Notes due 2008 (the "Notes") and 11,303,842 warrants, detachable upon issuance of the Notes and bearing an exercise price of $0.01 each, to purchase an equal number of shares of the Company's common stock, par value $0.01 per share (the "Warrants," and the shares of the Company's common stock issuable upon the exercise thereof, the "Warrant Shares"), with each Investor acquiring the number of Notes and Warrants set forth opposite such Investor's name on the Schedule attached to the Purchase Agreement; (ii) the Company may issue to the Investors an additional 2,047,978 Warrants to purchase a like number of Warrant Shares under certain circumstances described in the Purchase Agreement; and (iii) the Company has issued to PBC, as compensation for its services, 282,596 Warrants.
     B. Pursuant to the terms of the Purchase Agreement, the Company has agreed to provide to the holders of the Notes and Warrants registration rights with respect to the Registrable Securities (as defined below) as set forth in this Agreement.
     The Parties hereby agree as follows:
     1. Definitions.
        -----------
For purposes of this Agreement:
          (a) "Affiliate" of a Person means any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          (b) "Holder" means a Person that (i) is a party to this Agreement (or a permitted transferee under Section 12 hereof) and (ii) owns Registrable Securities; provided, however, that for purposes of this Agreement, Holders of Registrable Securities will not be required to convert their Warrant Shares into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.
          (c)  "NASD" means the National Association of Securities Dealers, Inc.

          (d) "Participating Holders" means Holders participating, or electing to participate, in an offering of Registrable Securities.
          (e) "Person" means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.
          (f) "Registrable Securities" means (i) the Notes and (ii) the Warrant Shares (including those Warrant Shares which are received upon the exercise of the additional Warrants that may be issued pursuant to the Purchase Agreement, as described in Recital A (ii) above) and any other securities issued in exchange for the foregoing securities, each upon original issuance thereof and at all times subsequent thereto. For the purposes of this Agreement, any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Securities has been declared effective for the period that such Registration Statement remains effective,
(ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act"); or (iii) counsel for the Company and counsel for the holder of such Registrable Security agree, which agreement shall not be unreasonably withheld, that the resale of such Registrable Security is exempt from registration under the Securities Act or may be resold to the public pursuant to Rule 144 without being subject to holding periods or volume limitations that would restrict the sale of all the Registrable Securities held by the holder thereof.
          (g) "Registration Expenses" mean all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Article 2, including, without limitation, (i) SEC, stock exchange, NASD and other registration and filing fees, (ii) all reasonable and documented fees and expenses incurred by the Company in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or "comfort letters" required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or Nasdaq and
(viii) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether any Registration Statement filed in connection with such registration is declared effective.
          (h) "Registration Statement" shall mean any Registration Statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amend-
ments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
          (i) "SEC" or "Commission" means the United States Securities and Exchange Commission.
          (j) "Selling Expenses" shall mean the underwriting fees, discounts, selling commissions, "roadshow" expenses and stock transfer taxes applicable to all Registrable Securities registered by the Participating Holders.
     2.     Demand Registration
           --------------------
          (a) Request by Holders. From and after the date that is thirty (30) days following the date on which the Company is current with respect to the filings with the Commission required to be made by it pursuant to the Exchange Act of 1934, as amended (the "Exchange Act"), if the Company receives a written request from Holders that hold at least ten percent (10%) of the Notes or Warrant Shares, as applicable, originally issued (the "Requesting Holders") that the Company register Registrable Securities held by Requesting Holders (a "Demand Request"), then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request ("Request Notice") to all Holders. Each Demand Request shall (x) specify the type and number of Registrable Securities that the Requesting Holders intend to sell or dispose of,
(y) state the intended method or methods of sale or disposition of such Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Requesting Holders to be received for such Registrable Securities. Following receipt of a Demand Request, the Company shall:
               (i) cause to be filed, as soon as practicable, but within ninety
(90) days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities that the Company has been so requested to register by the Requesting Holders and other Holders who request to the Company that their Registrable Securities be registered within fifteen (15) days of the mailing of the Request Notice, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request; and
               (ii) use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter.
          (b) Effective Registration Statement. A registration requested pursuant to this Article 2 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective (unless a substantial cause of the failure of such Registration Statement to become effective shall be attributable to one or more Participating Holders) and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement; provided, however, that such period shall not exceed forty-five (45) days; (ii) if, after it has become effective, such
                                        3
registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Participating Holders and has not thereafter become effective.
          (c) Selection of Underwriters. In the event that the Company is required to file a Registration Statement covering any Registrable Securities of any Requesting Holders pursuant to Section 2(a) hereof and the proposed public offering is to be an underwritten public offering, the managing underwriter shall be one or more reputable nationally recognized investment banks selected by a majority in interest of the Requesting Holders and reasonably acceptable to the Company, which consent shall not be unreasonably withheld, delayed or conditioned.
          (d) Priority for Demand Registration. Notwithstanding any other provision of this Article 2, if the managing underwriter of an underwritten public offering determines and advises the Participating Holders and the Company in writing that the inclusion of all securities proposed to be included by the Company and any other Holders in the underwritten public offering would adversely interfere with the successful marketing of the Requesting Holders' Registrable Securities, then the Company and other Holders shall not be permitted to include any securities in excess of the amount, if any, of securities that the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of Registrable Securities to be registered for the Requesting Holders. The Company will be obligated to include in such Registration Statement, as to each Participating Holder, only a portion of the Registrable Securities such Participating Holder has requested be registered equal to the ratio that such Participating Holder's requested Registrable Securities bears to the total number of Registrable Securities requested to be included in such Registration Statement by all Participating Holders. It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration requested by the Requesting Holders pursuant to Section 2 shall be allocated: (i) first, to the Participating Holders; and (ii) second, to the Company.
          (e)     Limitations on Demand Registrations.
               (i) The Company may delay making a filing of a Registration Statement or taking action in connection therewith by not more than one hundred and twenty (120) days if the Company provides a written certificate signed by the President and Chief Executive Officer of the Company to the Holders, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this Section 2, stating that the Board has determined in good faith that the filing of such Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a "Valid Business Reason") and that it is therefore essential to defer the filing of the Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than twice in any twelve (12) month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holders.
                                        4

               (ii) The Company shall only be obligated to effect five (5) Demand Requests pursuant to this Section 2 and the Holders agree not to make a Demand Request until six (6) months after the effective date of a Registration Statement relating to a Demand Request.
               (iii) The Company shall not be required to comply with a Demand Request unless the reasonably anticipated aggregate gross proceeds to be raised (before any underwriting discounts and commissions) would be equal to or exceed 10% of the aggregate principal amount of Notes originally issued or 10% of the aggregate number of Warrants originally issued.
     3.          Piggyback Registrations
                 -----------------------
          (a) Right to Include Registrable Securities. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights other than Demand Requests pursuant to Section 2 hereof or pursuant to a Registration Statement on Forms S-4 or S-8 (or similar or successor forms) (a "Proposed Registration"), the Company shall promptly give written notice of such Proposed Registration to all of the Holders of Warrant Shares (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company's Registration Statement) and shall offer such Holders the right to request inclusion of any of such Holder's Warrant Shares in the Proposed Registration. No registration pursuant to this Section 3 shall relieve the Company of its obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Section 2 hereof. The rights to piggyback registration may be exercised an unlimited number of occasions.
          (b) Piggyback Procedure. Each Holder of Registrable Securities shall have ten (10) days from the date of receipt of the Company's notice referred to in Section 3(a) above to deliver to the Company a written request specifying the number of Warrant Shares such Holder intends to sell and such Holder's intended method of disposition. Any Holder shall have the right to withdraw such Holder's request for inclusion of such holder's Warrant Shares in any Registration Statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal; provided, however, that the Company may ignore a notice of withdrawal made within twenty-four (24) hours of the time the Registration Statement is to become effective. Subject to Section 3(d) below, the Company shall use commercially reasonable efforts to include in such Registration Statement all such Warrant Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other shares of Common Stock originally proposed to be registered. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under this Section 3(b) shall specify that the Warrant Shares be included in the underwriting on the same terms and conditions as the shares, if any, otherwise being sold through underwriters under such registration.
          (c) Selection of Underwriters. The managing underwriter for any Proposed Registration that involves an underwritten public offering shall be one or more reputable nationally recognized investment banks selected by the Company.
                                        5

          (d) Priority for Piggyback Registration. Notwithstanding any other provision of this Section 3, if the managing underwriter of an underwritten public offering determines and advises the Company and the Holders in writing that the inclusion of all Warrant Shares proposed to be included by the Holders of Warrant Shares in the underwritten public offering would adversely interfere with the successful marketing of the Company's securities, then the Holders of Warrant Shares shall not be permitted to include any Warrant Shares in excess of the amount, if any, of Warrant Shares that the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of securities to be registered for the Company. Subject to the immediately preceding sentence, the Company will be obligated to include in such Registration Statement, as to each Participating Holder, only a portion of the Warrant Shares such Participating Holder has requested be registered equal to the ratio that such Participating Holder's requested Warrant Shares bears to the total number of Warrant Shares requested to be included in such Registration Statement by all Participating Holders who have requested that their Warrant Shares be included in such Registration Statement. It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration initiated by the Company shall be allocated:
               (i)     first, to the Company;
               (ii)    second, pari passu to the Participating Holders; and
               (iii) third, to any others requesting registration of securities of the Company.
          (e) Underwritten Offering. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under this Section 3 shall specify that the Warrant Shares shall be included in the underwriting on the same terms and conditions as the shares, if any, otherwise being sold through underwriters under such registration.
     4.     Form S-3 Shelf Registration
                -----------------------
          (a) Effective Registration. As soon as practicable after the date on which the Company is eligible to register securities on Form S-3 (or any successor form) under the Securities Act, the Company shall use commercially reasonable efforts to deliver for filing a "shelf" registration statement pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission with respect to all of the outstanding Registrable Securities (the "Shelf Registration").
     This Agreement shall constitute the consent of each holder of Registrable Securities to the inclusion of such securities in the Shelf Registration upon its effectiveness (each such consenting holder of Registrable Securities, an "S-3 Holder"), except with respect to any Registrable Securities the holder of which notifies the Company in writing no later than the Effective Time that it does not wish its Registrable Securities to be included in the Shelf Registration. The Holders shall not have demand or piggyback registration rights during the period in which the Shelf Registration is effective or during any period the Company has a Registration Statement on
                                        6

Form S-1 (or any successor form) under the Securities Act declared effective and during the time such Registration Statement remains effective.
     The Company agrees to use its efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing and to keep the Shelf Registration continuously effective for a period expiring on the date of termination of this Agreement; provided, however, that the effectiveness of the Shelf Registration may be terminated earlier to the extent that none of the Registrable Securities registered therein are outstanding (but not prior to the expiration of the 90-day period referred to in Section 4(3) of the Securities Act or Rule 174 thereunder, if applicable) or are then Registrable Securities.
     The Company further agrees, if necessary, to supplement or amend the Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder or as reasonably requested (which request shall result in the filing of a supplement or amendment subject to approval thereof by the Company, which approval shall not be unreasonably withheld) by any seller or any managing underwriter of Registrable Securities to which the Shelf Registration relates, including without limitation, such supplements and amendments necessary to permit underwritten sales under the Shelf Registration, and the Company agrees to furnish to the holders of Registrable Securities (and any managing underwriter) copies, in substantially the form proposed to be used and/or filed, of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company shall amend or supplement the Shelf Registration no less frequently than every thirty
(30) days to update the list of selling holders of Registrable Securities pursuant to written requests by such holders. The Shelf Registration may include securities other than Registrable Securities.
          (b) Selection of Underwriters and Counsel. If any offering pursuant to the Shelf Registration involves an underwritten offering, any holder or holders of an aggregate of at least fifty percent (50%) of (i) the principal amount of Notes outstanding or (ii) the aggregate number of Warrant Shares then outstanding shall have the right to select the investment banker or bankers and manager or managers to administer the offering and one counsel to the sellers of Registrable Securities in such offering, which investment bankers and managers shall be reasonably satisfactory to the Company. The holders of the Registrable Securities to be registered shall pay all underwriting discounts and commissions or placement or other fees or expenses of such investment banker or bankers, manager or managers and counsel.
     5.          Blackout Periods.
                -----------------
          (a) Following a Demand Request or the filing of the Shelf Registration, upon written notice from the Company to the Participating Holders or S-3 Holders, as the case may be, that the Company determines in the good faith judgment of the Board of Directors of the Company, based on the advice of counsel, that the filing of any Registration Statement or the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of material non-public information, the disclosure of which would have a material adverse effect on the Company, the Company may, (x) if the Registration Statement has not yet been filed, delay such filing, (y) if the Registration Statement has been filed but has not yet become effective, cease taking steps to cause the Registration Statement to become effective, and (z) if the Registration
                                        7

Statement has already become effective, suspend the Participating Holders' or S-3 Holders' sale of Registrable Securities pursuant to such Registration Statement until the earlier of:
               (i) the date upon which such material information is disclosed to the public or ceases to be material; and
               (ii) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective or allow sales pursuant to such Registration Statement to resume.
(The period during which the Company delays the filing of the Registration Statement, ceases taking steps to cause the Registration Statement to become effective or suspends sales of Registrable Securities is hereinafter called a "Blackout Period".)
          (b) Any delivery by the Company of notice of a Blackout Period prior to the end of the sixty (60) day period immediately following effectiveness of any Registration Statement effected pursuant to Section 2 hereof shall give a majority of Participating Holders the right, by written notice to the Company within five (5) days after the commencement of such Blackout Period, to cancel such registration and such registration shall not count toward the Demand Registration limit in Section 2(e). The Company shall use its reasonable efforts to provide such notice a reasonable number of days prior to the commencement of such a Blackout Period; provided, however, that in any event the Company shall provide such notice no later than the commencement of such Blackout Period.
          (c) Notwithstanding contrary provisions in this Section 5, the Company shall limit its use of Blackout Periods, in their aggregate, to one hundred twenty (120) days in any twelve (12) month period.
          (d) The Company shall not be required to keep the Shelf Registration effective, or may without suspending such effectiveness, instruct the holders of Registrable Securities included in the Shelf Registration not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales (a "Supplemental Blackout Period").
     6.     Holdback Agreements.
            --------------------
          (a) Restrictions on Public Sale by Holders. If requested by the lead managing underwriter, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered, including a sale pursuant to Rule 144 under the Securities Act, during a period of not more than ninety (90) days after any other firm underwriting public offering of securities of the Company, commencing on the effective date of the Registration Statement (the "Lock-Up Period"), unless expressly authorized to do so by the lead managing underwriter. Any such lock-up agreements signed by the Holders shall contain reasonable and customary exceptions, including, without limitation, the right of a Holder to make transfers to certain Affiliates and transfers related to securities of the Company owned by Holders as a result of open market purchases. The Company may impose stop-transfer instructions with respect to securities of the Company subject to the foregoing restrictions until the end of the relevant period.
          (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any common stock of the Company for its own account (except pursuant to registrations on Form S-4 or S-8 or any similar or successor form) during the Lock-Up Period, to the extent reasonably requested by the managing underwriter (except for securities being sold by the Company for its own account under such Registration Statement); provided, however, that the foregoing restriction shall not apply for more than one Lock-Up Period during any twelve month period.
     7.          Registration Procedures
                ------------------------
          (a) Obligations of the Company. Whenever registration of Registrable Securities is required pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as possible, and in connection with any such request, the Company shall, as expeditiously as possible:
               (i) Preparation of Registration Statement; Effectiveness. Prepare and file with the SEC (in any event not later than ninety (90) days after receipt of a Demand Request to file a Registration Statement with respect to Registrable Securities, or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration), a Registration Statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter), and use commercially reasonable efforts to cause any registration required hereunder to become effective as soon as practicable after the initial filing thereof and remain effective for a period of not less than sixty (60) days (or such shorter period in which all Registrable Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any registration of Registrable Securities on Form S-3 that is intended to be offered on a continuous or delayed basis, such sixty (60) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided, however, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;
               (ii) Participation in Preparation. Provide any Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each, an "Inspector" and, collectively, the "Inspectors"), the opportunity to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto;

               (iii) Due Diligence. For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available for inspection and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in Section 6(a)(ii), to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that if requested by the Company, each Inspector shall enter into a confidentiality agreement with the Company prior to participating in the preparation of the Registration Statement or the Company's release or disclosure of confidential information to such Inspector;
               (iv) General Notifications. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and (C) of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;
               (v) 10b-5 Notification. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall as soon as possible prepare a supplement or amendment to such prospectus and file it with the SEC so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;
               (vi) Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the SEC of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and the Company agrees to use commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the with-
drawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;
               (vii) Amendments and Supplements; Acceleration. Prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented. If a majority in interest of the Participating Holders so request, to request acceleration of effectiveness of the Registration Statement from the SEC and any post-effective amendments thereto, if any are filed; provided, however, that at the time of such request, the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this subparagraph. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall so amend as soon as possible prior to requesting acceleration;
               (viii) Copies. Furnish as promptly as practicable to each Participating Holder and Inspector prior to filing a Registration Statement or any supplement or amendment thereto, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder;
               (ix) Blue Sky. Use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder or underwriter may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as a Participating Holder or underwriter requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things that may be reasonably necessary or advisable to enable any Participating Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent of process in any such states or jurisdictions or subject itself to material taxation in any such state or jurisdiction, but for this subparagraph;
               (x) Other Approvals. Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or
                                       11
authorities as may be necessary to enable the Participating Holders and underwriters to consummate the disposition of Registrable Securities;
               (xi) Agreements. Enter into customary agreements (including any underwriting agreements in customary form), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;
               (xii) "Cold Comfort" Letter. Obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the Participating Holders;
               (xiii) Legal Opinion. Furnish, at the request of any underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions;
               (xiv) SEC Compliance. Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;
               (xv) Certificates, Closing. Provide officer's certificates and other customary closing documents;
               (xvi) NASD. Cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the NASD;
               (xvii) Road Show. Cause appropriate officers as are requested by an managing underwriter to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering; provided, however, that such officers shall not be required to participate in such road show or similar marketing effort with respect to more than one (1) public offering per year; and
               (xviii) Transfer Agent, Registrar and CUSIP. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration.
          (b) Seller Information. The Company may require each Participating Holder as to which any registration of such Holder's Registrable Securities is being effected to furnish to the Company with such information regarding such Participating Holder and such Participating Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. If a Participating Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the Registration Statement, the Company may exclude such Participating Holder's Registrable Securities from the Registration Statement if the Company provides such Participating Holder with an opinion of counsel to the effect that such information must be included in the Registration Statement and such Participating Holder continues thereafter to withhold such information. The exclusion of a Participating Holder's Registrable Securities shall not affect the registration of the other Registrable Securities to be included in the Registration Statement.
          (c) Notice to Discontinue. Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 6(a)(v), such Participating Holder shall forthwith discontinue the disposition of Registrable Securities until such Participating Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 6(a)(v), such Participating Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Holder's possession, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v) to and including the date when the Participating Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 6(a)(v).
          (d) Registration Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Company; provided, however, that the Company shall not be required to pay for any Registration Expenses of any registration proceeding commenced as a result of a Demand Request that is subsequently withdrawn or canceled by at least a majority of the Participating Holders, in which case the Participating Holders shall bear such Registration Expenses pro rata on the basis of the number of shares proposed to be registered. All Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.
     8.          Indemnification
               ------------------
          (a) Indemnification by the Company. The Company agrees, notwithstanding termination of this Agreement, to indemnify and hold harmless to the fullest extent permitted by law, each Holder, each of its directors, officers, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons, and each underwriter and each Person who controls (within the meaning of the Securities Act or the Exchange
Act) any underwriter (collectively, "Holder Indemnified Parties") from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) or other liabilities (collectively, "Losses") to which any such Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promul-gated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, the Company will promptly reimburse each such Holder Indemnified Party for any legal and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding (collectively, a "Claim"); provided, however, that the Company shall not be liable to any Holder Indemnified Party for any Losses that arise out of or are based upon (x) written information provided by a Holder Indemnified Party expressly for use in the Registration Statement or (y) sales of Registrable Securities by a Holder Indemnified Party to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished in a timely manner a reasonable number of copies thereof to such Holder Indemnified Party in compliance with this Agreement and the Losses of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus that was corrected in the prospectus (or the prospectus as then amended or supplemented). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties.
          (b) Indemnification by Holders. In connection with any proposed registration in which a Holder is participating pursuant to this Agreement, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any Registration Statement or prospectus or preliminary prospectus to be used in connection with such registration and each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, partners, employees, advisors and agents, their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons to the same extent as the foregoing indemnity from the Company to the Holders as set forth in Section 8(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder expressly for use therein; provided, however, that the liability of any Holder under this Section 8(b) shall be limited to the amount of the gross proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties (except as provided above) and shall survive the transfer of Registrable Securities by such Holder.
          (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably consented to by such Indemnified Party, which such consent shall not be unreasonably withheld. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) provide a legal opinion stating that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In the case of clause (ii) above and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.
          (d) Contribution. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this
Section 8(d) shall be limited to the amount of the gross proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this
Section 8(d).
     9.      Rule 144 and Rule 144A; Other Exemptions.
             -----------------------------------------
     With a view to making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company covenants that it shall
(i) at all times, from and after the date that is thirty (30) days following the date on which the Company is current with respect to the filings with the Commission required to be made by it pursuant to the Exchange Act, file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC.
     10.     Certain Limitations On Registration Rights.
             -------------------------------------------
     No Holder may participate in any Registration Statement hereunder unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting agreement approved by the Holder or Holders entitled hereunder to approve such arrangements; provided, however, that no such Holder shall be required to make any representations or warranties to the Company or the underwriters in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of its Registrable Securities to be sold or transferred, (ii) such Holder's power and authority to effect such transfer and
(iii) such matters pertaining to compliance with securities laws as may be reasonably requested.
     11.     Transfer of Registration Rights.
            ---------------------------------
     The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of a Holder, (ii) any subsidiary, parent, partner, retired partner, limited partner, shareholder or member of a Holder or (iii) any family mem-
ber or trust for the benefit of any Holder. Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.
     12.     Termination of Registration Rights.
             ----------------------------------
     The rights contained in Sections 2, 3, 4 and 11 hereof shall terminate at the earlier of (a) five (5) years from the effective date of the Company's first Registration Statement for a public offering of securities of the Company or (b) with respect to a Holder, in the opinion of the Company's counsel, all such Registrable Securities proposed to be sold by a Holder may be sold in a three
(3) month period without registration under the Securities Act pursuant to Rule 144, and (such Registrable Securities represent less than one percent (1%) of all outstanding shares of the Company's capital stock.
     13.     Miscellaneous.
             -------------
          (a) No Inconsistent Agreements. The Company will not enter into any agreement offering registration rights on parity with or senior to the registration rights granted hereunder without the prior written consent of the Holders of a majority in interest of each type of Registrable Securities, which consent may be withheld in their sole discretion.
          (b) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.
          (c) Adjustments Affecting Registrable Securities. The Company shall not, directly or indirectly, take any action, or permit any change to occur, with respect to the Registrable Securities (i) that would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) that would adversely affect the marketability of such Registrable Securities in any such registration.
          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority in interest of Registrable Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, the provisions of Section 2 hereof cannot be amended or waived except with the written consent of the holders of two-thirds (2/3) of (i) the principal amount of Notes outstanding and (ii) the aggregate number of Warrant Shares then outstanding.
          (e) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and made by hand-delivery, or Express
Mail:
               (i) If to a holder of Registrable Securities, at the most current address, and with a copy to be sent to each additional address given by such holder to the Company and the trustee and/or warrant agent, as applicable, under the indenture and/or warrant agreement governing the Registrable Securities;
               (ii)     if to the Company, at:

        QuadraMed Corporation
        12110 Sunset Hills Road
        Reston, Virginia 20190
        Attn: General Counsel

        With a copy to:

        Akin Gump Strauss Hauer & Feld LLP
        1333 New Hampshire Avenue, NW
        Washington, DC 20036
        Attn: Bruce S. Mendelsohn, Esq.

     All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, or two business days after being deposited in the mail, postage prepaid, if mailed.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the2! successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.
          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.
          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of both the Company and the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement (including the exhibits thereto) supersedes all prior agreements and understandings between the parties with respect to such subject matter.
          (k) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the holders of Registrable Securities if such holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.
          (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.
          (m) Third Party Beneficiaries. This Agreement is entered into for the express benefit of the holders of Registrable Securities. Accordingly, this Agreement may be enforced by and against holders of Registrable Securities in the same manner and to the same extent as if such holders had executed this Agreement.
          (n) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be original, and all of which together shall constitute one instrument.
                            [Signature Page Follows]
                                       19

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                                        QUADRAMED CORPORATION

                                                        By:
                                                        -----------------
                                                        Name:
                                                        -----------------
                                                        Title:
                                                        -----------------

                                                        MACKAY SHIELDS

                                                        By:
                                                        -----------------
                                                        Name:
                                                        -----------------
                                                        Title:
                                                        -----------------

                                                        ZAZOVE ASSOCIATES LLC

                                                        By:
                                                        -----------------
                                                        Name:
                                                        -----------------
                                                        Title:
                                                        -----------------

                                                        ALLIANZ OF AMERICA, INC.

                                                        By:
                                                        -----------------
                                                        Name:
                                                        -----------------
                                                        Title:
                                                        -----------------

                                     MELLON HBV ALTERNATIVE STRATEGIES

                                     By:
                                     ----------------
                                     Name:
                                     ----------------
                                     Title:
                                     ----------------

                                     TRIAGE CAPITAL MANAGEMENT LP

                                     By:
                                     ----------------
                                     Name:
                                     ----------------
                                     Title:
                                     ----------------

                                     LONESTAR PARTNERS

                                     By:
                                     ----------------
                                     Name:
                                     ----------------
                                     Title:
                                     ----------------

                                     LAMPE CONWAY & CO. LLC

                                     By:
                                     ----------------
                                     Name:
                                     ----------------
                                     Title:
                                     ----------------

                                     PHILADELPHIA BROKERAGE CORPORATION

                                     By:
                                     ----------------
                                     Name:
                                     ----------------
                                     Title:
                                     ----------------

                       CENTURY NATIONAL
                       INSURANCE COMPANY

                             By: Zazove Associates, LLC

                       By:
                       ----------------------
                       Name:
                       Title:

                       NATIONAL UNION FIRE
                       INSURANCE
                       COMPANY OF PITTSBURG, PA

                             By: Zazove Associates, LLC

                       By:
                       ----------------------
                       Name:
                       Title:

                       QWEST OCCUPATIONAL
                       HEALTH TRUST

                             By: Zazove Associates, LLC

                       By:
                       ----------------------
                       Name:
                       Title:

                       QWEST PENSION TRUST

                             By: Zazove Associates, LLC

                       By:
                       ----------------------
                       Name:
                       Title:

               SAN DIEGO COUNTY
               EMPLOYEES
               RETIREMENT ASSOCIATION

                    By: Zazove Associates, LLC

               By:
               ---------------------
               Name:
               Title:

                LENBROOK CONVERTIBLE PARTNERS, L.P.
               G   By: Zazove Associates, LLC

               By:
               ---------------------
               Name:
               Title:

               STARVEST CONVERTIBLE SECURITIES FUND,
               INC.

                   By: Zazove Associates, LLC

               By:
               ---------------------
               Name:
               Title:

               ZAZOVE AGGRESSIVE GROWTH FUND, L.P.

                   By: Zazove Associates, LLC

               By:
               ---------------------
               Name:
               Title:
                                       23

                                             ZAZOVE HIGH YIELD CONVERTIBLE
                                             SECURITIES FUND, L.P.

                                                By: Zazove Associates, LL

                                             By:
                                             -----------------
                                             Name:
                                             Title:

                                             GENE T. PRETTI

                                                By: Zazove Associates, LLC

                                             By:
                                             -----------------
                                             Name:
                                             Title:

                                             TRIAGE OFFSHORE FUND LTD

                                             By:
                                             -----------------
                                             Name:
                                             Title:

                                             OTA, LLC

                                             By:
                                             -----------------
                                             Name:
                                             Title:

                                       HBV MASTER MULTI-STRATEGY FUND LP

                                       By:
                                       ----------------------
                                       Name:
                                       Title:

                                       MELLON HBV SPECIAL SITUATIONS
                                       FUND LP

                                          By: Mellon HBV II LLC

                                       By:
                                       ----------------------
                                       Name:
                                       Title:

ARKANSAS PUBLIC                             MACKAY SHIELDS MASTER
                                            LONG/SHORT FUND BEAR STEARNS
By:       *
-----------------                           By:       *
                                            -----------------

AMERICAN KENNEL CLUB CORE BOND
                                            MACKAY SHIELDS TRUST HIGH YIELD
                                            CORPORATE BOND
By:       *
-----------------                           By:       *
                                            -----------------
AVAYA INC MASTER PENSION TRUST
                                            PARK EMPLOYEE'S ANNUITY AND
By:       *                                 BENEFIT FUND CORE PLUS HIGH YIELD
-----------------

BRIGGS & STRATTON RETIREMENT                By:       *
PLAN-HIGH YIELD                             -----------------

By:       *                                 FEDERAL INSURANCE COMPANY
-----------------                           (CHUBB) HIGH YIELD

MACKAY SHIELDS LONG/SHORT FUND              By:       *
                                            -----------------

By:       *
-----------------
                                            THE PENSION PLAN OF
                                            CONSTELLATION ENERGY GROUP HIGH
401 SAVINGS PLAN OF THE CHASE               YIELD
MANHATTAN BANK AND CERTAIN
AFFILIATED COS                              By:       *
                                            -----------------
By:       *
-----------------
                                            CARNEGIE MELLON UNIVERSITY HIGH
                                            YIELD
CITY OF MONTREAL HIGH YIELD
                                            By:       *
By:       *                                 -----------------
-----------------



                                        *MACKAY SHIELDS
                                        By:
                                          -----------------------
                                        Name:
                                        Title:

ECLIPSE CORE BOND PLUS FUND HIGH             INGRAM INDUSTRIES EMPLOYEE
YIELD
                                             By:   *
                                                   -----------------
By:   *                                      POLICEMEN'S AND FIREFIGHTERS'
     ------------------                      RETIREMENT FUND OF LEXINGTON-
                                             FAYETTE URBAN COUNTY
FAIRFAX COUNTY EMPLOYEES                     GOVERNMENT
RETIREMENT SYSTEM HIGH YIELD
FONDATION LUCIE ET ANDRE                     By:   *
CHAGNON HIGH YIELD                                 -----------------

By:   *
      -----------------                      THE 1199 HEALTH CARE EMPLOYEES
                                             PENSION FUND HIGH YIELD

EMPLOYEES RETIREMENT SYSTEM OF               By:   *
THE CITY OF FORT WORTH HIGH YIELD                  -----------------

By:   *                                      NEW YORK DISTRICT COUNCIL OF
      -----------------                      CARPENTERS PENSION FUND

MLG-NYL US HIGH YIELD                        By:   *
                                                   -----------------
By:   *
      -----------------
                                             OHIO POLICE & FIRE PENSION FUND
                                             HIGH YIELD
HONG KONG HOSPITAL AUTHORITY
HIGH YIELD

By:   *                                      PENNSYLVANIA PUBLIC SCHOOLS
      -----------------                      EMPLOYEES' RETIREMENT SYSTEM

                                             By:   *
                                                   -----------------
ILLINOIS MUNICIPAL RETIREMENT
FUND HIGH YIELD

By:   *                                      STICHTING PHILIPS PENSIOENFONDS
      -----------------                      HIGH YIELD

                                             By:   *
                                                   -----------------

                *MACKAY SHIELDS

                By:     -----------------
                Name:
                Title:

STICHTING PHILIPS PENSIOENFONDS                NATIONS MASTER INVESTMENT HIGH
                                               YIELD

By:     *                                      By:     *
-----------------                              -----------------
                                               NATIONS ANNUITY FUND HIGH YIELD
RHODE ISLAND EMPLOYEES
RETIREMENT SYSTEM                              By:     *
                                               -----------------

By:     *                                      LOS ANGELES FIRE AND POLICE HIGH
-----------------                              YIELD

NEW YORK LIFE CORE BOND PLUS                   By:     *
FUND SEPARATE ACCOUNT # 38 HIGH                -----------------
YIELD

By:     *                                      VULCAN MATERIALS COMPANY HIGH
-----------------                              YIELD

POLICE OFFICERS PENSION SYSTEM OF              By:     *
THE CITY OF HOUSTON                            -----------------

By:     *                                      NY LIFE SEPARATE ACCOUNT
-----------------                              GOA/BB/HIGH YIELD

THE CITY OF MEMPHIS RETIREMENT                 By:     *
SYSTEM HIGH YIELD                              -----------------

By:     *                                      THE MAINSTAY FUNDS, INC; ON
-----------------                              BEHALF OF ITS HIGH YIELD
                                               CORPORATE BOND FUND SERIES
NISOURCE CORP. SERVICES COMPANY
HIGH YIELD                                     By:     *
                                                -----------------

By:     *
----------------


                 *MACKAY SHIELDS

                 By:
                 -----------------
                 Name:
                 Title:

THE MAINSTAY FUNDS, INC; ON                       RIYAD BANK HYB LIQ RIY13
BEHALF OF ITS STRATEGIC VALUE
FUND                                              By:                      *
                                                  -----------------

By:                          *                    RIYAD BANK HYB LIQ RIY04
-----------------
                                                  By:                       *
MAINSTAY VP SERIES FUND, INC., ON                 -----------------
BEHALF OF ITS HIGH YIELD
CORPORATE BOND PORTFOLIO
RIYAD BANK HIGH YIELD

By:                          *
-----------------

SAN ANTONIO FIREMAN & POLICE
PENSION FUND HIGH YIELD

By:                           *
-----------------

TENNESSEE VALLEY AUTHORITY
RETIREMENT SYSTEM HIGH YIELD

By:                           *
-----------------

SCOTTISH WIDOWS FUND & LIFE
ASSURANCE SOCIETY HIGH YIELD

By:                           *
-----------------

WRITERS' GUILD INDUSTRY HEALTH
FUND

By:                           *
-----------------




                *MACKAY SHIELDS

                By:
                ----------------
                Name:
                Title: